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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                         NETWORK-1 SECURITY SOLUTIONS, INC.
               (Exact name of registrant as specified in its charter)


              DELAWARE                                    11-3027591
(State of incorporation or organization)     (I.R.S Employer Indetification No.)

           70 Walnut Street
     Wellesley Hills, Massachusetts                         02481
(Address of Principal Executive Offices)                  (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
General Instruction A.(c), check the following box. [   ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [   ]

        Securities Act registration statement file number to which this form relates: 333-596l7

         Securities to be registered pursuant to section 12(b) of the Act:

     Title of each class                     Name of each exchange on which
      to be registered                       each class is to be registered
      ----------------                       ------------------------------
            None                                          None

         Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, par value $.01 per share
                       --------------------------------------
                                  (Title of class)



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Item 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        The securities to be registered hereunder are common stock, par value $.01 per share (the "Common Stock") of Network-1 Security Solutions, Inc. (the "Registrant"). A description of the Common Stock is set forth under the caption "Description of Securities" contained in the prospectus forming a part of the Registrant's Registration Statement on Form SB-2, as amended (the "Registration Statement") (File No. 333-59617) initially filed with the Securities and Exchange Commission on July 22, 1998. Such description, and as it may be subsequently amended, is incorporated herein by reference.

Item 2.        EXHIBITS

        The following exhibits are filed as a part of this Registration
Statement:


        Exhibit No.    Description
        -----------    -----------

               1 Certificate of Incorporation of the Registrant, as amended, incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

               2 By-laws of the Registrant, as amended, incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

               3 Form of Common Stock Certificate evidencing shares of the Registrant's Common Stock, incorporated herein by reference to Exhibit 4.1 to the Registration Statement.

               4 Registrant's Stock Option Plan, as amended, incorporated herein by reference to Exhibit 4.2 to the Registration Statement.


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                                     SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     NETWORK-1 SECURITY SOLUTIONS, INC.


Date:  October 6, 1998               By: /s/ Avi A. Fogel
                                        ----------------------------------------
                                        Avi A. Fogel
                                        President and Chief Executive Officer


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                                 INDEX TO EXHIBITS


        Exhibit No.    Description
        -----------    -----------

               1 Certificate of Incorporation of the Registrant, as amended, incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

               2 By-laws of the Registrant, as amended, incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

               3 Form of Common Stock Certificate evidencing shares of the Registrant's Common Stock, incorporated herein by reference to Exhibit 4.1 to the Registration Statement.

               4 Registrant's Stock Option Plan, as amended, incorporated herein by reference to Exhibit 4.2 to the Registration Statement.